UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box: □ Preliminary Proxy Statement □ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) □ Definitive Proxy Statement ☒ Definitive Additional Materials □ Soliciting Material under §240.14a-12 Assured Guaranty Ltd. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box): ☒ No fee required. □ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11. (1) Title of each class of securities to which transaction applies: (2) Aggregate number of securities to which transaction applies: (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): (4) Proposed maximum aggregate value of transaction: (5) Total fee paid: □ Fee paid previously with preliminary materials. □ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. (1) Amount Previously Paid: (2) Form, Schedule or Registration Statement No.:

(3) Filing Party: (4) Date Filed: Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 6, 2020.

ASSURED GUARANTY LTD.

ASSURED GUARANTY LTD.
30 WOODBOURNE AVENUE
HAMILTON, HM 08 BERMUDA

E96617-P35431

Meeting Information*

Meeting Type: Annual General Meeting
For holders as of: March 13, 2020
Date: May 6, 2020 **Time:** 1:00 PM, London Time
Location: 6 Bevis Marks, London EC3A 7BA, UK

*If we postpone or change the time or location of our Meeting as a result of developments related to the Coronavirus, we will issue a press release and post it on our web site at www.assuredguaranty.com/annualmeeting. A physical copy of that press release is available by contacting us at generalcounsel@agltd.com or (441) 279-5725.

For directions to the Annual Meeting, please email: Vreynolds@agltd.com

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*.

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How To Vote

Please Choose One of the Following Voting Methods

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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

E96618-P35431

Voting Items

The Board of Directors recommends you vote FOR each of the following nominees:

1. Election of Directors of Assured Guaranty Ltd. (the "Company"):

Nominees:

1a. Francisco L. Borges

1b. G. Lawrence Buhl

1c. Dominic J. Frederico

1d. Bonnie L. Howard

1e. Thomas W. Jones

1f. Patrick W. Kenny

1g. Alan J. Kreczko

1h. Simon W. Leathes

1i. Michael T. O'Kane

1j. Yukiko Omura

The Board of Directors recommends you vote FOR the following proposals:

2. To approve, on an advisory basis, the compensation paid to the Company's named executive officers.

3. To appoint PricewaterhouseCoopers LLP ("PwC") as the Company's independent auditor for the fiscal year ending December 31, 2020, and to authorize the Board of Directors, acting through its Audit Committee, to set the fees of the independent auditor.

4A. To authorize the Company to vote for directors of the Company's subsidiary, Assured Guaranty Re Ltd. ("AG Re"):

Nominees:

4aa. Howard W. Albert

4ab. Robert A. Bailenson

4ac. Russell B. Brewer II

4ad. Gary Burnet

4ae. Ling Chow

4af. Stephen Donnarumma

4ag. Dominic J. Frederico

4ah. Walter A. Scott

4B. To authorize the Company to appoint PwC as AG Re's independent auditor for the fiscal year ending December 31, 2020.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

E96619-P35431

E96620-P35431